UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

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ZOOM TELEPHONICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

99 High Street, Boston, MA	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 432-1072
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07
Submission of Matters to a Vote of Security Holders

On June 29, 2017, the Company held its Annual Meeting of Shareholders. At such meeting, the shareholders of the Company voted:

(1)
To elect seven Directors to serve for the ensuing year. The votes cast were as follows:

Nominee	For	Votes Withheld/Abstain	Broker Non-Votes
Frank B. Manning	7,202,864	423,729	5,163,925
Peter R. Kramer	7,177,876	448,717	5,163,925
Robert Crowley	7,202,936	423,657	5,163,925
Joseph J. Donovan	7,202,936	423,657	5,163,925
Philip Frank	7,177,948	448,645	5,163,925
George Patterson	7,177,988	448,605	5,163,925
Peter Sykes	7,202,936	423,657	5,163,925

(2)
To ratify the selection of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
11,615,009	1,171,552	3,957	0

(3) To approve an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote). The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
7,187,730	430,063	8,800	5,163,925

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2017	ZOOM TELEPHONICS, INC.

	By:	/s/ Frank Manning
Frank Manning, President, CEO and Acting Chief Financial Officer

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